SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 25, 2007



                          SCOTT'S LIQUID GOLD-INC.
          (Exact name of Registrant as specified in its charter)

        Colorado              001-13458            84-0920811
     (State or other         (Commission           (I.R.S. Employer
      jurisdiction of         File Number)          Identification No.)
      incorporation)

            4880 Havana Street, Denver, CO             80239

           (Address of principal executive offices) (Zip Code)

              Registrant's telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
	Exchange Act (17 CFR 240.14d-2(b))
[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
	Exchange Act (17 CFR 240.13e-4(c))


Item 8.01	Entry into a Material Definitive Agreement.

On July 25, 2007, Scott's Liquid Gold-Inc. engaged a commercial real estate broker to explore alternatives for its facilities. The press release is attached as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

	Exhibits.

	The following exhibit accompanies this Report:

      Exhibit No.        Document
          99             Press Release dated July 27, 2007
                         regarding engagement of a commercial
                         real estate broker.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               SCOTT'S LIQUID GOLD-INC.
                                               (Registrant)

Date: July 27, 2007                            /s/ Jeffry B. Johnson
                                               ----------------------------
                                               By: Jeffry B. Johnson
                                               Chief Financial Officer and
                                               Treasurer